Exhibit 10.1

AMENDMENT NO. 7 TO LOAN AND SECURITY AGREEMENT

This Amendment No. 7 to Loan and Security Agreement, dated as of June 30, 2021 (this “Amendment”), is entered into by and among Nexperia B.V., a private limited liability company incorporated under the laws of the Netherlands with its registered office at Jonkerbosplein 52, 6534 AB Nijmegen, the Netherlands (“Nexperia” or the “Lender”), Transphorm Technology, Inc., a Delaware corporation (“OpCo” or the “Borrower”), and Transphorm, Inc., a Delaware corporation and the parent company of OpCo (“TopCo” or the “Guarantor”) and amends that certain Loan and Security Agreement, dated as of April 4, 2018, as previously amended by Amendment No. 1 to Loan and Security Agreement dated as of March 21, 2019, Amendment No. 2 to Loan and Security Agreement dated as of February 7, 2020, Amendment No. 3 to Loan and Security Agreement dated as of April 8, 2020, Amendment No. 4 to Loan and Security Agreement dated as of April 28, 2020, Amendment No. 5 to Loan and Security Agreement dated as of March 1, 2021, and Amendment No. 6 to Loan and Security Agreement dated as of May 18, 2021 (such Loan and Security Agreement as amended by Amendment No. 1, Amendment No. 2, Amendment No. 3, Amendment No. 4, Amendment No. 5 and Amendment No. 6, collectively, the “Loan and Security Agreement”). Capitalized terms used herein but not defined herein are used as defined in the Loan and Security Agreement.

W I T N E S S E T H:

WHEREAS, the Borrower desires to request an extension of the Tranche B Maturity Date and the Lender is willing to grant such an extension;

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1. AMENDMENT TO THE LOAN AND SECURITY AGREEMENT

1.1 The definition of Tranche B Maturity Date is hereby amended and restated in its entirety as follows:

“Tranche B Maturity Date” means July 16, 2021.

SECTION 2. MISCELLANEOUS

2.1 Reference to and Effect on the Loan Documents.

(a) After giving effect to this Amendment, each reference in the Loan and Security Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Loan and Security Agreement (including, without limitation, by means of words like “thereunder”, “thereof”, “therein” and words of like import), shall mean and be a reference to the Loan and Security Agreement as amended by this Amendment.

(b) Except as expressly amended or waived, as applicable, hereby, all of the terms and provisions of the Loan and Security Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lender under the Loan and Security Agreement or any Loan Document, or constitute a waiver or amendment of any other provision of the Loan and Security Agreement or any Loan Document (as amended hereby) except as and to the extent expressly set forth herein.

2.2 Choice of Law; Dispute Resolution; Severability of Provisions; Counterparts; Electronic Execution of Documents; Captions; Construction of Agreement; Third Parties. The terms of Sections 11, 12.5, 12.7, 12.10, 12.11, 12.12 and 12.14 of the Loan and Security Agreement with respect to Choice of Law, Dispute Resolution, Severability of Provisions, Counterparts, Electronic Execution of Documents, Captions, Construction of Agreement and Third Parties are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.

2.3 Loan Document and Integration. This Amendment shall constitute a Loan Document, and together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and members thereunto duly authorized, as of the date indicated above.

TRANSPHORM TECHNOLOGY, INC., as the Borrower
By:	/s/ Primit Parikh
Name:	Primit Parikh
Title:	President & COO

TRANSPHORM, INC., as the Guarantor
By:	/s/ Mario Rivas
Name:	Mario Rivas
Title:	Chief Executive Officer

NEXPERIA B.V., as the Lender
By:	/s/ Charles Smit
Name:	Charles Smit
Title:	SVP & General Counsel